  Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of February , 2021 among 3i, LP, a Delaware limited partnership (the “Seller”), ________________, LLC, a Delaware limited liability company (the “Purchaser”), and Exactus, Inc., a Nevada corporation (the “Company”, each of the Seller, Purchaser, or Company a “Party”, any two or more “Parties”).

WHEREAS, the Seller and the Company entered into that certain securities purchase agreement dated November 27, 2019 (the “SPA”) whereby Seller agreed, among other things, to make capital investments up to $1.75 million in the Company and in the first closing paid $750,000 to the Company for the purchase of an 8% senior secured convertible note due November 26, 2020 (the “Note”, attached hereto as Exhibit A) and a common stock purchase warrant for 275,612 warrant shares (the “Warrant”, attached hereto as Exhibit B, and together with the Note, the “Securities”);

WHEREAS, on November 19, 2020 Seller commenced litigation before the United States District Court for the Southern District of New York, case no. 1:20-cv-09734 (the “New York Lawsuit”) for various claims against the Company;

WHEREAS, without admitting or denying the allegations of Seller, the Seller and Company, each desires to resolve its disputes, dismiss, with prejudice, the New York Lawsuit, and release each other from all claims and liabilities, subject to Seller receiving the payments to be made pursuant to this Agreement and to provide for the sale of the Note and Warrants to Purchaser, all on the terms and subject to the conditions set forth herein (collectively, the Transactions”);

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I PURCHASE AND SALE

1.1 Sale. Subject to the terms and conditions set forth in this Agreement, Purchaser shall purchase from the Seller and the Seller shall sell to Purchaser the Securities for an aggregate purchase price of $250,000.00 (“Purchase Price”).

1.2 Payment. Purchaser shall make payment of the Purchase Price to Seller pursuant to wire instructions provided by Seller (included herein as Exhibit C) on or before February 8, 2021 (the “Closing Date”).

1.3 Closing. Upon all of the conditions set forth herein, a closing shall occur by the electronic exchange of documents, or such other location or manner as the parties shall mutually agree. At the Closing, contingent upon Seller’s receipt of the Purchase Price, the Company is authorized to transfer on its books and record the Securities to Purchaser.

1.4 Releases. At the Closing, contingent upon Seller’s receipt of the Purchase Price, the Releases set forth herein shall become effective.

Definitions:

Released Company Parties are Company, its past or present officers, directors, and employees, consultants, subsidiaries, shareholders, insurers, co-insurers or reinsurers, attorneys, advisors, agents, trustees, executors, heirs, spouses, marital communities, executors, estates, affiliates, subsidiaries and their respective successors-in-interest and assigns.

Released 3i Parties are 3i, LP, its past or present officers, investment managers, managers, and employees, consultants, subsidiaries, members, insurers, co-insurers, or reinsurers, attorneys, advisors, agents, trustees, executors, heirs, spouses, marital communities, executors, estates, affiliates, subsidiaries, and their respective successors-in-interest and assigns.

Settling Parties are Company and 3i.

Released 3i Parties irrevocably release and discharge the Released Company Parties from any and all actions, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, damages, judgments, extents, executions, claim, demand, action, or cause of action, known or unknown, in law or in equity, which the Released 3i Parties, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world through and including the date hereof, including any obligations arising under the Transaction Documents (as defined in the SPA), , and the Released 3i Parties further waive all claims against or in any way connected with the Released Company Parties or their officers or directors, including, without limitation, any claim, demand, action, cause of action, including money damages and claims for attorneys’ fees.

Released Company Parties irrevocably release and discharge the Released 3i Parties from any and all actions, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, damages, judgments, extents, executions, claim, demand, action, or cause of action, known or unknown, in law or in equity, which the Released Company Parties, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world through and including the date hereof, including any obligations arising under the Transaction Documents, , and the Released Company Parties further waive all claims against or in any way connected with the Released 3i Parties or their officers and directors, including, without limitation, any claim, demand, action, cause of action, including money damages and claims for attorneys’ fees.

1.5 At the Closing, contingent upon Seller’s receipt of the Purchase Price, the SPA, the Subsidiary Guaranty dated as of November 27, 2019 (the “Guaranty”), the Security Agreement dated as of November 27, 2019 (the “Security Agreement”), the Intellectual Property Security Agreement dated as of November 27, 2019 (the “IP Security Agreement”) and the Registration Rights Agreement dated as of November 27, 2019 (the “Registration Rights Agreement”) in each case by and between Company, any Affiliate of Company and Seller, shall terminate and be of no force and effect. Seller consents to the amendment and/or withdrawal of the Registration Statement on Form S-1 filed October 30, 2020 with the SEC and shall upon request execute and deliver a UCC3 Termination Statement for any and all liens created under the Security Agreement and/or IP security Agreement.

1.6 Following the Closing, contingent upon Seller’s receipt of the Purchase Price, the Settling Parties will prepare all necessary settlement documents to confirm the settlement and the dismissal, with prejudice of the New York Litigation and file such dismissal with the court within 5 days of the Closing. The releases herein shall include all claims raised in the New York Litigation or that could have been raised in the New York Litigation or brought in any other venue or forum under the SPA or involving the Securities.

ARTICLE II REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Seller. Seller hereby makes the following representations and warranties to the Purchaser:

(a) The Seller has full power and authority to enter into this Agreement and to consummate the Transaction. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors’ rights generally, and by legal and equitable limitations on the availability of specific remedies.

(b) The execution, delivery and performance by the Seller of this Agreement and consummation by the Seller of the Transaction do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on the Seller; (ii) violate any provision of any federal or state statute, rule or regulation which is, to the Seller’s knowledge, applicable to the Seller; or (iii) violate any contract to which the Seller or any of its assets or properties are bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of , any agreement, indenture or instrument to which Seller is a party. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by the Seller of this Agreement or the consummation of the Transaction.

(c) With respect to the sale of the Securities, (i) the Seller is the sole record and beneficial owner of the Securities, free and clear of any taxes and encumbrances; (ii) the Securities, when delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non- assessable, free from all taxes and encumbrances; (iii) the Securities to be delivered are not and will not be as of the Closing Date subject to any transfer restriction, other than the restriction that the Securities have not been registered under the Securities Act and, therefore, cannot be resold unless it is registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements of the Securities Act (“Permitted Securities Law Restriction”); and (iv) upon the transfer of the Securities to Purchaser, Purchaser will acquire good and marketable title thereto, and will be the legal and beneficial owner of such the Securities, free and clear of any encumbrances, other than the Permitted Securities Law Restriction.

(d) There are no outstanding rights, options, subscriptions or other agreements or commitments obligating the Seller with respect to the Securities.

(e) The Seller has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(f) Other than the New York Litigation, Seller has not commenced any proceedings relating to the Securities that are pending or, to the knowledge of the Seller, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Seller’s right to transfer the Securities to the Purchaser.

(g) The Seller is not now and has not been for the previous ninety-one (91) days an affiliate of the Company.

(h) Neither the Seller nor any person acting on behalf of the Seller has offered or sold any of the Securities by any form of general solicitation or general advertising.

(i) The amount due under the Note is not less than five hundred thousand dollars ($500,000.00).

2.2 Representations and Warranties of the Purchaser. Purchaser hereby represents, warrants and agrees to the Seller as of the date hereof:

(a) Purchaser has full power and authority to enter into this Agreement and to consummate the Transaction. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

(b) The execution, delivery and performance by Purchaser of this Agreement and consummation by Purchaser of the Transaction do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Purchaser; (ii) violate any provision of any federal or state statute, rule or regulation which is, to Purchaser’s knowledge, applicable to the Purchaser; or (iii) violate any contract to which Purchaser is a party or by which Purchaser or any of its respective assets or properties are bound. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Purchaser of this Agreement or the consummation of the Transaction.

(c) Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D and is aware that the Securities are subject to restrictions on transfer pursuant to the Securities Act.

(d) The Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(e) Purchaser is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the issuer to reach an informed and knowledgeable decision to acquire the Securities.

(f) Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(g)
Purchaser is aware the Securities are not registered and unless registered, and are restricted unless and until registered or an exemption from registration exists. As such, until the Securities are either registered or the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, shall bear a legend substantially as follows:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT OR OTHER APPLICABLE EXEMPTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably accepted by the Borrower so that the sale or transfer is effected; or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

2.3 Representations and Warranties of the Company. Company hereby represents, warrants and agrees to the Parties as of the date hereof:

(a) Company has full power and authority to enter into this Agreement and to consummate the Transaction. This Agreement has been duly and validly executed and delivered by any authorized officer of the Company and constitutes the legal, valid and binding obligation of Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

(b) The execution, delivery and performance by Company of this Agreement and consummation by the Company of the Transaction do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Company; (ii) violate any provision of any federal or state statute, rule or regulation which is, to Company’s knowledge, applicable to the Company; or (iii) violate any contract to which Company is a party or by which Company or any of its respective assets or properties are bound. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Company of this Agreement or the consummation of the Transaction.

(c) Company has the requisite, or does not need, shareholder approval to consummate the Transaction.

(d) Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(e) By executing this Agreement, the Company is providing any consents or acknowledgments that may be necessary to the consummation of the Transaction.

(f) Company acknowledges that Purchaser has not provided any additional consideration to the Company in connection with the consummation of this Transaction. It is further acknowledged by the Company that the Securities purchased herein by Purchaser shall inherit all of the characteristics, including but not limited to the holding period, of the Securities. As a result, for the purposes of Rule 144, the Purchaser shall be deemed to have held the Securities beginning on the date consideration was paid by the Seller therefore. Company further acknowledges that it shall not take any position to the contrary.

(g) Company shall file a Current Report of Form 8-K with the Securities and Exchange Commission to disclose the material terms of this Agreement within four (4) business days from the date this Agreement is executed and delivered by the Parties;

ARTICLE III MISCELLANEOUS

3.1 Entire Agreement; Amendments. The Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

3.2 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Seller and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

3.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

3.4 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person other than the Released 3i Parties and the Released Company Parties.

3.5
Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

3.6 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing.

3.7 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

3.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3.10 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

3.11 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.12 Drafting. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

[REST OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER

By:
Name:
Title:

PURCHASER

By: LLC, Its Manager

By:
Name:
Title: Manager

COMPANY

By:
Name: Larry Wert
Title: Executive Chairman

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

EXHIBIT A

(Note)
[EXHIBIT A TO SECURITIES PURCHASE AGREEMENT]

EXHIBIT B

(Warrant)

[EXHIBIT B TO SECURITIES PURCHASE AGREEMENT]

EXHIBIT C

(Wiring Instructions)

[EXHIBIT C TO SECURITIES PURCHASE AGREEMENT]